UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2014

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Amendment to Kentucky Medicaid Contract
On September 10, 2014, WellCare Health Plans, Inc. (“WellCare”) received the executed Second Amendment (the “Amendment”) to its Amended Managed Care Contract (the “Kentucky Medicaid Contract”) between the Commonwealth of Kentucky, Finance and Administration Cabinet (the “Cabinet”), on behalf of its Department for Medicaid Services (the “Department”) and WellCare Health Insurance Company of Kentucky, Inc. d/b/a WellCare of Kentucky, Inc. (“WCKY”), a wholly-owned subsidiary of WellCare. The Kentucky Medicaid Contract applies to Kentucky Medicaid Managed Care Regions 1, 2, 4, 5, 6, 7 and 8. WCKY serves Kentucky Medicaid Managed Care Region 3 under a separate contract.
The Amendment revises the capitation rates payable to WCKY effective April 1, 2014, in order to fund an increase in payments to certain teaching hospitals and similar providers as contemplated by Section 29.10 of the Kentucky Medicaid Contract. WellCare anticipates that the revisions to the capitation rates contained in the Amendment will be approximately equal to the revisions that result from the Amendment to WCKY’s medical benefits expenses.

WCKY understands that the Amendment has not yet been approved by the Centers for Medicare & Medicaid Services.

WellCare Prescription Drug Plans Contract
On September 10, 2014, WellCare also received Contract S5967 (the “2015 PDP Contract”) between the Centers for Medicare & Medicaid Services (“CMS”) and WellCare Prescription Insurance, Inc. (“WPI”), a wholly-owned subsidiary of WellCare, pursuant to which WPI, together with another WellCare subsidiary, provides stand-alone prescription drug plans (“PDPs”) under Medicare Part D. The 2015 PDP Contract by its terms is considered a renewal of Contract S5967 dated September 26, 2013, between CMS and WPI (the “2014 PDP Contract”) but its terms supersede the terms of the 2014 PDP Contract.

The terms and conditions contained in the 2015 PDP Contract are equivalent to the terms and conditions contained in the 2014 PDP Contract in all material respects. Pursuant to the 2015 PDP Contract, WPI will operate Medicare PDPs in accordance with the benefit plans submitted by WPI to CMS and applicable laws and regulations, including those relating to the marketing of its plans, enrollment into its plans, utilization management and appeals and grievances. The term of the 2015 PDP Contract is from September 10, 2014 through December 31, 2015 and is renewable for additional one-year periods provided that WPI remains qualified to offer its plans and neither party has elected not to renew. Either party may terminate the 2015 PDP Contract during any term in accordance with applicable laws and regulations. The 2015 PDP Contract also includes an Employer/Union-Only Group Part D Addendum setting forth the terms under which WPI would be permitted to offer employer-sponsored group PDPs to Part D eligible individuals enrolled in employment-based retiree health coverage.

Florida Medicare Advantage Contract

On September 11, 2014, WellCare received Contract H1032 (the “2015 Florida MA Contract”) between CMS and WellCare of Florida, Inc., a wholly-owned subsidiary of WellCare (“WCFL”). The 2015 Florida MA Contract by its terms is considered a renewal of Contract H1032 dated

September 26, 2013, between CMS and WCFL (the “2014 Florida MA Contract”) but its terms supersede the terms of the 2014 Florida MA Contract.

Pursuant to the 2015 Florida MA Contract, WCFL will operate Medicare Advantage (“MA”) coordinated care plans in Florida. WCFL agrees to operate these plans in accordance with the benefit plan submitted by WCFL to CMS and applicable laws and regulations. The terms and conditions contained in the 2015 Florida MA Contract are equivalent to the terms and conditions contained in the 2014 Florida MA Contract in all material respects. It contains various requirements applicable to operation of the plans including, among other things, the benefits to be provided by WCFL to its members, certain protections for members and providers, quality improvement programs, data reporting and program integrity. The 2015 Florida MA Contract also includes an addendum containing the terms and conditions under which WCFL may offer Medicare Part D prescription drug coverage through one or more of its MA plans. The term of the 2015 Florida MA Contract is from September 11, 2014 through December 31, 2015. Unless WCFL elects not to renew, the 2015 MA Contract is renewable for additional one-year periods provided that WCFL and CMS agree on the benefit design and pricing for WCFL’s plans for the renewal period and CMS authorizes the renewal. CMS may terminate the 2015 Florida MA Contract during its term for various reasons, such as WCFL’s substantial failure to comply with various contractual requirements, as detailed in the 2015 Florida MA Contract.

The foregoing descriptions do not purport to be complete descriptions of the parties’ rights and obligations under the Kentucky Medicaid Contract, the Amendment, the 2015 PDP Contract or the 2015 Florida MA Contract. The above description is qualified in its entirety by reference to the Amendment, the 2015 PDP Contract and the 2015 Florida MA Contract, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
This Form 8-K contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, the statement regarding WellCare’s estimate regarding the impact of the revised rates under the Kentucky Medicaid Contract is a forward-looking statement. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the demographic mix of WCKY’s members, changes in the covered benefits WCKY is required to provide members and WellCare’s ability to estimate and manage medical benefits effectively.
Additional information concerning these and other important risks and uncertainties can be found under the captions “Forward-Looking Statements” and “Risk Factors” in WellCare’s Annual Report on Form 10-K for the year ended December 31, 2013, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and in subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare’s business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Second Amendment to the Amended Managed Care Contract between the Commonwealth of Kentucky, Finance and Administration Cabinet, on behalf of its Department for Medicaid Services and WellCare Health Insurance Company of Kentucky, Inc. (d/b/a WellCare of Kentucky, Inc.)

10.2	Contract S5967 between the Centers for Medicare & Medicaid Services and WellCare Prescription Insurance, Inc.
10.3	Contract H1032 between the Centers for Medicare & Medicaid Services and WellCare of Florida, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2014	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.1
Second Amendment to the Amended Managed Care Contract between the Commonwealth of Kentucky, Finance and Administration Cabinet, on behalf of its Department for Medicaid Services and WellCare Health Insurance Company of Kentucky, Inc. (d/b/a WellCare of Kentucky, Inc.)

10.2	Contract S5967 between the Centers for Medicare & Medicaid Services and WellCare Prescription Insurance, Inc.
10.3	Contract H1032 between the Centers for Medicare & Medicaid Services and WellCare of Florida, Inc.